EXECUTION COPY

FOURTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT, dated as of November 30, 2007 (the “Amendment”), is among CONTAINER LEASING INTERNATIONAL, LLC (D/B/A SEACASTLE CONTAINER LEASING, LLC) (the “Borrower”), a New York limited liability company having its principal place of business at One Maynard Drive, Park Ridge, New Jersey 07656, DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation organized under the laws of the State of New York (“Deutsche Bank”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Wachovia” and, together with Deutsche Bank, the “Lenders” and each a “Lender”), DEUTSCHE BANK SECURITIES INC., a corporation organized under the laws of the State of Delaware, and WACHOVIA CAPITAL MARKETS LLC, a limited liability company organized under the laws of the State of Delaware, as the joint lead arrangers (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation organized under the laws of the State of New York, as administrative agent for itself and such other lending institutions (the “Agent”).

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into that certain Revolving Credit Agreement, dated as of August 24, 2006 (as the same may be amended, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein; and

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement, as amended by this Amendment.

2. Amendments to the Agreement. Effective as of the execution and delivery of this Amendment (unless otherwise specified below), the Agreeement is hereby amended as follows:

(a) Effective as of January 1, 2008, Section 1.1 of the Agreement is further amended by amending and restating clause (ii) of the definition of “Net Book Value” in its entirety as follows:

“(ii) accumulated depreciation on such item from the Adjusted Value Date or subsequent acquisition date, as the case may be, to such date of determination, measured in accordance with the following depreciation methods: (a) all Eligible Containers that are refrigerated Containers are to be depreciated over a fifteen year useful life on a straight-line basis to a residual value of no more than 10% of Original Cost of such item, (b) all Eligible Generators are to be depreciated over a twelve year useful life on a straight-line basis to a residual value of no more than 10% of Original Cost of such item, (c) all Eligible Containers that are not refrigerated Containers are to be depreciated over a twelve and a half year useful life on a straight line basis to a residual value of no more than 37% of Original Cost of such item and (d) all Eligible Chassis and all other equipment (other than Eligible Containers, Eligible Generators and Refrigeration Units) that are acquired by the Borrower or any Restricted Subsidiary after the Closing Date and may be included in the Borrowing Base are to be depreciated utilizing a depreciable methodology consistent with the Borrower’s GAAP depreciation policy with respect to Chassis or other equipment as the case may be;”

(b) Section 1.1 of the Agreement is hereby amended by amending and restating the definition of “Note Placement 2006-2” therein in its entirety as follows:

“Note Placement 2006-2. The $375,000,000 Floating Rate Asset Backed Notes, Series 2006-2, issued by CLIF pursuant to a supplement to the Indenture.”

(c) Each reference to “Container Leasing International, LLC (d/b/a Carlisle Leasing International, LLC)” in the Agreement is hereby amended and restated to read “Container Leasing International, LLC (d/b/a Seacastle Container Leasing, LLC)”.

3. Representations, Warranties and Covenants of the Borrower. To induce the undersigned parties to execute and deliver this Amendment, the Borrower hereby represents, warrants and covenants that:

(a) It has the power, and is duly authorized, to execute and deliver this Amendment, and it is authorized to perform its obligations under this Amendment and the Agreement as amended hereby;

(b) The execution, delivery and performance of this Amendment and the Agreement as amended hereby does not and will not require any consent or approval of any Governmental Authority, manager or any other Person which is not being obtained herein;

(c) This Amendment, when duly executed and delivered by the parties hereto, and the Agreement as amended hereby shall each constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms set forth herein; and

(d) No Default or Event of Default has occurred and is continuing, and no Default or Event of Default shall occur as a result of the execution, delivery and performance of this Amendment and the Agreement as amended hereby.

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4. Scope and Effectiveness of Agreement.

(a) This Amendment and the agreements set forth herein shall be effective upon execution and delivery hereof (the “Effective Date”) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) On and after the Effective Date, (i) this Amendment shall become a part of the Agreement and (ii) each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other document to the Agreement, shall mean and be a reference to the Agreement as amended or modified hereby.

(c) Except as expressly amended or modified hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

(d) Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under the Agreement.

5. Entire Agreement. This Amendment, represents the entire agreement between the parties with respect to the subject matter hereof.

6. Execution in Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. A facsimile counterpart shall be effective as an original.

7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN APPLICATION OF LAWS OTHER THAN THE STATE NEW YORK, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CONTAINER LEASING INTERNATIONAL, LLC (D/B/A SEACASTLE CONTAINER LEASING, LLC)

By:

Name:

Title:

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CLI REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Agent

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:
Name:
Title:

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CLI REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CLI REVOLVING CREDIT AGREEMENT